Exhibit 99.2

AmerisourceBergen Investor Day, December 12, 2013

Cautionary Note Regarding Forward-Looking Statements Certain of the statements contained in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as "expect," "likely," "outlook," "forecast," "would," "could," "should," "can," "will," "project," "intend," "plan," "continue," "sustain," "synergy," "on track," "believe," "seek," "estimate," "anticipate," "may," "possible," "assume," variations of such words, and similar expressions are intended to identify such forward-looking statements. These statements are based on management's current expectations and are subject to uncertainty and change in circumstances. These statements are not guarantees of future performance and are based on assumptions that could prove incorrect or could cause actual results to vary materially from those indicated. Among the factors that could cause actual results to differ materially from those projected, anticipated, or implied are the following: changes in pharmaceutical market growth rates; the loss of one or more key customer or supplier relationships; the retention of key customer or supplier relationships under less favorable economics; changes in customer mix; customer delinquencies, defaults or insolvencies; supplier defaults or insolvencies; changes in branded and/or generic pharmaceutical manufacturers' pricing and distribution policies or practices; adverse resolution of any contract or other dispute with customers or suppliers; federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances, federal and state prosecution of alleged violations of related laws and regulations, and any related litigation, including shareholder derivative lawsuits; qui tam litigation for alleged violations of fraud and abuse laws and regulations and/or any other laws and regulations governing the marketing, sale, purchase and/or dispensing of pharmaceutical products or services and any related litigation, including shareholder derivative lawsuits; changes in federal and state legislation or regulatory action affecting pharmaceutical product pricing or reimbursement policies, including under Medicaid and Medicare, and the effect of such changes on our customers; changes in regulatory or clinical medical guidelines and/or labeling for the pharmaceutical products we distribute, including certain anemia products; price inflation in branded pharmaceuticals and price deflation in generics; greater or less than anticipated benefit from launches of the generic versions of previously patented pharmaceutical products; significant breakdown or interruption of our information technology systems; our inability to realize the anticipated benefits of the implementation of an enterprise resource planning (ERP) system; interest rate and foreign currency exchange rate fluctuations; risks associated with international business operations, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws and economic sanctions and import laws and regulations; economic, business, competitive and/or regulatory developments outside of the United States; risks associated with the strategic, long-term relationship among Walgreen Co., Alliance Boots GmbH, and AmerisourceBergen, the occurrence of any event, change or other circumstance that could give rise to the termination, cross-termination or modification of any of the transaction documents among the parties (including, among others, the distribution agreement or the generics agreement), an impact on our earnings per share resulting from the issuance of the Warrants, an inability to realize anticipated benefits (including benefits resulting from participation in the Walgreens Boots Alliance Development GmbH joint venture), the disruption of AmerisourceBergen's cash flow and ability to return value to its stockholders in accordance with its past practices, disruption of or changes in vendor, payer and customer relationships and terms, and the reduction of AmerisourceBergen's operational, strategic or financial flexibility; the acquisition of businesses that do not perform as we expect or that are difficult for us to integrate or control; our inability to successfully complete any other transaction that we may wish to pursue from time to time; changes in tax laws or legislative initiatives that could adversely affect our tax positions and/or our tax liabilities or adverse resolution of challenges to our tax positions; increased costs of maintaining, or reductions in our ability to maintain, adequate liquidity and financing sources; volatility and deterioration of the capital and credit markets; natural disasters or other unexpected events that affect our operations; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting our business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1 (Business) and Item 1A (Risk Factors) in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013 and elsewhere in that report and (ii) in other reports filed by the Company pursuant to the Securities Exchange Act of 1934. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, AmerisourceBergen does not undertake, and expressly disclaims, any duty or obligation to publicly update any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise. 2

President and Chief Executive Officer

Agenda 4 Steve Collis President and Chief Executive Officer WELCOME & INTRODUCTION 19 Years Dave Neu President, AmerisourceBergen Drug Corporation James Frary President, AmerisourceBergen Specialty Group Peyton Howell President, Global Sourcing and Manufacturer Relations Tim Guttman Senior Vice President and Chief Financial Officer 31 Years 6 Years 22 Years 12 Years GLOBAL SOURCING & DISTRIBUTION FINANCIAL OVERVIEW

Delivering Growth Improving US Market 5 Pharmaceutical Sales Source: IMS Health 2013 Sales $ millions 2.3% CAGR ORGANIC US INDUSTRY GROWTH IMPROVING + demographics + expansion of coverage + new brand drug launches + better generic launches + strong pricing environment – increased focus on value – safety concerns & shortages – reimbursement pressures Trends in 2014 and Beyond % Growth

Delivering Growth Even Greater Opportunities Globally 6 Global Spending on Medicines Global Spending on Specialty

Drive greater operational efficiency, cost control, growth opportunities and patient safety. Delivering Growth Well Positioned to Seize Global Opportunities 7 Pharmacy Solutions IMPROVED PRODUCT ACCESS INCREASED SUPPLY CHAIN EFFICIENCY ENHANCED PATIENT CARE Drive practice efficiency, financial performance, and improve patient care. Provider Solutions Maximize product success at every stage of the product lifecycle. Manufacturer Solutions Global Sourcing and Distribution Services

Delivering Growth Fiscal 2013 – A Transformational Year for ABC Solid financial performance Streamlined our business through divestitures Invested in core business to support growth Deployed capital to enhance returns to shareholders Signed a ground breaking deal with Walgreens and Alliance Boots 8

Strategic Relationship with Walgreens and Alliance Boots Affirmed & Enhanced the Role of the Wholesaler Wholesalers can provide full service to a national chain Unmatched efficiency in logistics, inventory, and financial risk management Expertise strengthens supply chain security and integrity Scale and market access add value INDUSTRY EVOLVES TO MEET THE NEEDS OF THE CHANGING HEALTHCARE LANDSCAPE 9

Strategic Relationship with Walgreens and Alliance Boots Best Partners and Greatest Reach 10 Year Distribution Contract With Walgreens Global Sourcing Contribution Platform Leverage, Domestic & International Interests Aligned Through Equity Position STRENGTHENS NEARLY EVERY ASPECT OF OUR BUSINESS 10

Delivering Growth How Will We Continue to Drive Performance? Unsurpassed expertise in pharmaceutical distribution, commercialization, and consulting Global reach in sourcing, distribution, and manufacturer services Innovative collaboration with manufacturers and providers improves efficiency and product access INCREASE THE EFFICIENCY AND EFFECTIVENESS OF THE GLOBAL SUPPLY CHAIN 11 Knowledge, Reach and Partnership

Delivering Growth Priorities for Fiscal 2014 TRANSITION YEAR AS WE INVEST IN AND GROW OUR CORE BUSINESS 12 Walgreens & Alliance Boots Strategic Relationship Onboard generics distribution Negotiate global sourcing agreements Strengthen and Expand Our Core Business Drive solutions through cross company collaboration Enhance independent retail programs Improve generic programs & compliance Augment infrastructure to support growth Drive specialty across all sites of care Expand Specialty and Service Offerings in US & Internationally Leverage World Courier platform Support community oncology Drive ICS, ASD Healthcare, Besse Medical to next level Explore emerging market opportunities

Delivering Growth Long Term Objectives Grow revenue with the market Grow adjusted EPS in the mid teens Earn a ROIC that exceeds WACC Generate free cash flow that exceeds net income Return a minimum of 30% of free cash flow to shareholders 13 DISCIPLINED FINANCIAL STEWARDSHIP

14 AmerisourceBergen. Where knowledge, reach and partnership shape healthcare delivery.

Senior Vice President and President, AmerisourceBergen Drug Corporation

Delivering Growth AmerisourceBergen Drug Corporation FY2013 revenues of $68 billion 25 distribution centers in North America Prime vendor contracts with expanding customer base Broad manufacturer relationships Branded Rx Generic Rx Biotech and specialty medicines Over-the-counter (OTC) remedies, home health care, health & beauty aids Excellent working capital characteristics 16

Delivering Growth Extensive Supply Chain Services 17 Brand Rx Global Sourcing and Distribution Services Market and Patient Access Financial Management Information & Data Management Retail Hospitals Clinics PBM/Mail LT Care Other Dispensers Generic Rx HBA/OTC

Delivering Growth Pharmacy Solutions 18 Generic Purchasing Programs PRxO® Generics Scale Global Sourcing Individualized Incentives Pharmacy Network and Programs Good Neighbor Pharmacy GNP Network Patient Loyalty & Adherence Business Consulting Services Inventory & Cash Flow Management Claims Collection Compliance & Patient Safety Technology Solutions Process & Workflow Automation Dispensing Solutions Productivity Improvement Provider Packaging Solutions Unit-Dose & Multi-Dose Solutions Enhance Efficiency & Safety Scalability

Delivering Growth FY2013 Accomplishments 19 ABDC revenues up 14% Completed SAP implementation Performed well with few new generic launches Awarded 10 Year contract to supply brands and generics to Walgreens

Delivering Growth Walgreens Contract Implementation 20 May-August 2013 System testing Route planning Hiring & training Build brand inventory August – December 2013 Transition over Labor Day Serve all stores on Day 1 Manage working capital Build generic inventory January - TBD 2014 Gradual transition Enhance network automation & scale Last stage of hiring & training

Delivering Growth Walgreens Contract Implementation 21 550+ Positions filled Staffing Key Operating Metrics To Date Calls answered within 24 seconds Customer Care 100% of all customers within 60 minutes of expected time On Time Deliveries Strong performance over 99.5% Service Level

Delivering Growth New Business Drives New Opportunities 22 Expand and Optimize Current Facilities

Delivering Growth Investing in Infrastructure 23 Support growing market Increase facility size by 60% Increase throughput by 100% Utilize state of the art automation Replace & Expand Orlando DC Expansion of existing facility Single ship to point for manufacturers Efficient redistribution to ABC network Build National Distribution Center Utilize SAP capabilities Single, integrated solution Enhances channel integrity Enable Track and Trace WORLD CLASS NETWORK DRIVES VALUE FOR PROVIDERS AND MANUFACTURERS

Delivering Growth Investing in Programs & Solutions 24 Community Pharmacy Enhance GNP Specialty Capture Uninsured Volume PRxO Generics Penetration Health Systems Quality Care Solutions Market Growth Solutions Cost Control Solutions Oncology Programs Reduce costs and improve profitability Increase patient acquisition and retention Improve operational efficiency Generate new revenue streams Enhance quality of patient care and safety Customer Value Proposition

Delivering Growth Community Pharmacy 25 To help our members compete in today’s changing pharmacy environment, Good Neighbor Pharmacy provides tools, resources and support to help our members to ATTRACT new patients, RETAIN existing ones and to OPERATE their business more efficiently. Building a Stronger Network Pharmacy Ownership 3rd Party Contracting Advertising & Public Relations Patient Care Services Website/ Social Media Front End Products & Promotions PRxO Generics Business Operations

26 Good Neighbor Pharmacy ranks “Highest in Customer Satisfaction with Chain Drug Store Pharmacies” according to J.D. Power.  Good Neighbor Pharmacy received the highest numerical score among chain drug store pharmacies in the proprietary J.D. Power 2013 U.S. Pharmacy StudySM. Study based on 13, 577 total responses, and measures 7 chain drug store pharmacies. Proprietary study results are based on experience and perceptions of consumers surveyed June-July 2013. Your experiences may vary. Visti jdpower.com.

27 Delivering Growth Leading Position in Health Systems Leading market share in Hospitals Leader in oral solid hospital unit dose packaging Robust product introduction cycle Barcode ready-to-dispense Solutions Growth through tailored Customer Solutions and Innovation Ambulatory and Transitional Care Expertise Pharmacy and Supply Chain Consulting Oncology Solutions Focused on the economic, operational, and quality health of our Customers

Delivering Growth Health Systems Value Proposition 28 Medication process Medication policy Medication tracking Coordinated patient care Quality Care Solutions Employee pharmacy services Employer pharmacy services Community pharmacy services Market Growth Solutions Performance assessment Inventory management Pharmacy transition execution Integrated services center Cost Control Solutions

Delivering Growth Expanding Opportunities in Generics & Specialty 29 Good organic growth Global sourcing and scale benefits Still room to improve compliance Multi-channel approach a differentiator Customized packaging offering Generics Fastest growing market Significant customer interest across multiple channels Unparalleled expertise Unique capabilities to leverage across ABC business units Specialty UNIQUELY POSITIONED TO SEIZE GROWTH OPPORTUNITIES ACROSS ALL SITES OF CARE

Delivering Growth Outlook for FY2014 and Beyond 30 Organic market growth improving ABDC operating earnings increasing Cash generation improves in late fiscal 2014 Investing for future growth Driving future value for our customers and suppliers THE RIGHT PARTNERS IN THE RIGHT MARKETS DRIVE GROWTH IN FISCAL 2014 AND BEYOND

Senior Vice President and President, AmerisourceBergen Specialty Group

Delivering Growth AmerisourceBergen Specialty Group Market leader in specialty pharmaceutical distribution of oncology products, blood plasma products and biotech injectibles Provider of technologies and specialty pharmacy services that help physicians operate more efficiently, while improving patient health Provider of services that help manufacturers outsource the distribution and order processing of their products, programs that increase physician awareness of their products Provider of solutions that quantify and communicate products’ value, as well as services that help patients get on therapy faster and stay adherent longer 32 CENTRAL AND VITAL ROLE IN THE SPECIALTY MARKET

Delivering Growth AmerisourceBergen Specialty Group 33 20TH ANNIVERSARY NUMBER ONE SHARE IN MOST PHYSICIAN SPECIALTIES AND DIALYSIS NUMBER ONE DISTRIBUTOR OF BLOOD DERIVATIVES AND OTHER SPECIALTY PRODUCTS COMPREHENSIVE PORTFOLIO OF SERVICES FOR PRODUCT AND MARKET ACCESS GLOBAL LEADER IN SPECIALTY LOGISTICS AND SERVICES OVER 7,000 ASSOCIATES PARTNERING TO IMPROVE PATIENTS’ LIVES 20th Anniversary

Delivering Growth Specialty Market Growth ”Specialty” definition varies, including many attributes (site of care, cost, special handling, disease state, etc.) 24% of total Rx is described or defined as specialty 90% of all specialty drugs are handled by distributors Specialty is the fastest growing area of Rx Sales and New Product Launches R&D pipeline is heavily weighted toward specialty pharmaceuticals, in particular oncology 34 Source: Center for Supply Chain Research, www.hcsupplychainresearch.org

Delivering Growth Specialty Market Trends Need for manufacturers to demonstrate greater product value and differentiation Need for specialty services to support patient access Emerging categories of specialty products (including future biosimilars) Pressure on stakeholders, in particular reimbursement for specialty providers Shifting site of care between physician office, hospital, retail and specialty pharmacy, and alternate sites of care Need for providers to adopt new approaches to improve total cost and quality of care 35

Delivering Growth Opportunities for Specialty Practices Value of Community Practices increasingly recognized Cost for payers Patient experience Patient outcomes Practices are well positioned to deliver additional value Reduce E.R. and Inpatient Hospitalizations Manage Drug Spend Coordinate Multiple Services Patient Access and Convenience 36 Insurance Exchanges Bundled Payments Value Modifiers Medical Homes Accountable Care Organizations

Delivering Growth Provider Solutions 37 Specialty Physician GPO’s Largest collection of specialty physician networks in the country Collective purchasing programs Technology solutions that reduce costs & optimize reimbursement Peer to peer networking and education Business Consulting Services Capture and analyze data Create new revenue sources Drive efficiency and practice performance Reimbursement processes and collections Clinical, Operations and Financial Improvement Solutions Inventory management and product access Financial management and collections Therapy and treatment regimens Clinical & Operational Education Programs Education in clinical trends and practice operations In practice training Peer to peer knowledge-sharing opportunities Virtual education resources

Delivering Growth
AmerisourceBergen Specialty Group

AMERISOURCEBERGEN SPECIALTY GROUP
James Frary, President

PROVIDER SOLUTIONS
Dave Leverette, President

- Oncology Supply
- Besse Medical
- ION Solutions
- IPN
- IntrinsiQ
- US Bioservices

ASD HEALTHCARE
Neil Herson, President

- Specialty distribution
- Plasma derivatives
- Specialty therapies and injectables
- Orphan disease therapies
- Dialysis

GLOBAL SPECIALTY LOGISTICS
Doug Cook, President

- ICS
- World Courier

AMERISOURCEBERGEN CONSULTING SERVICES
Amy Grogg, President

- Xcenda
- Lash Group
- Premier Source
- AmerisourceBergen Specialty Canada
- Imedex

38

AmerisourceBergen
Where knowledge, reach and partnership shape healthcare delivery.

Delivering Growth Oncology Supply and ION Solutions Largest network of community oncologists in America Most extensive and successful physician-led contracting Service leadership for overnight distribution for chemotherapy and supportive care products Interactive programs to promote clinical education among oncology market Nucleus Solutions – Comprehensive technology suite to optimize clinical, operational and financial performance Quality initiatives for practices to demonstrate additional value Hybrid solutions for collaboration between health systems and physician practices Leading voice on in legislative advocacy with industry coalitions and Community Counts campaign 39 UNDISPUTED LEADERS IN COMMUNITY ONCOLOGY

Delivering Growth
Besse Medical

UNMATCHED EXPERTISE SERVING DIVERSE SPECIALTIES

- Largest physician distributor of vaccines, biological and injectable pharmaceuticals
  - 35,000+ active customers
  - Sole practitioners, large group practices, IDN's
- Leading authorized distributor to GPO affiliated practices
  - Alt site programs
    - Novation, Premier, AmeriNet, MedAssets
  - Specialty GPOs – IPN
- Integrated direct sales and marketing model
  - Telesales, web, email, fax, direct mail

40

AmerisourceBergen

Where knowledge, reach and partnership shape healthcare delivery.

Delivering Growth ASD Healthcare Largest distributor of blood plasma products, nephrology products and flu vaccine #1 market share in blood products 24/7/365 service and order fulfillment Best in class customer service (TARP) Leader of innovative specialized distribution services and technologies Direct marketing services and data support 41 MARKET LEADERS IN PLASMA AND DIALYSIS

Delivering Growth ICS Shipping $12+ billion in product value (3PL and Title) annually Managing 900 million transactions annually with wholesalers, distributors, pharmacies, patients and providers Distribution services manages over 8,000 SKUs across 520,000 sq. ft. of warehouse space North American outsourced services solution offered through our Canadian 3PL business unit 100+ pharmaceutical programs supporting a variety of product lines and disease states 42 LEADER IN OUTSOURCED SPECIALTY PHARMACEUTICAL LOGISTICS.

Delivering Growth World Courier Specialty provider of transportation, storage and distribution services for multinational biopharmaceutical clinical trials Biopharmaceutical clinical trials Investigational drug storage and distribution Operating in over 50 countries; over 100 offices; and 13 investigational drug storage depots in key markets Control Over Chain of Custody Global GxP Compliance 43 NUMBER ONE IN GLOBAL CLINICAL TRIAL LOGISTICS

 DEDICATED TO PATIENT ACCESS For more than 20 years we’ve ensured patients receive the best possible care, while strengthening product performance at every stage of the life cycle Supporting 100+ patient access programs and 17 of the top 20 pharma companies Serving 12 million patients and counting through 5 state of the art call centers 3,000+ associates who are committed to a Patients’ First philosophy deliver a comprehensive service portfolio: Reimbursement Support initiates more efficient uptake and faster time to treatment Co-pay Assistance ensures patients receive full benefit of your product Patient Assistance supports the uninsured via a seamless offering Adherence Services avoid patient drop-off Integrated Pharmacy Services with turnkey support services Delivery models, rapid-response to Hubs for specialty and non-specialty products Delivering Growth Lash Group & Premier Source

PROVING PRODUCT VALUE AND MAXIMIZING ACCESS Recognized for two decades as a premier provider of commercialization consulting services Access to a broad, yet strategically connected, array of expertise to help manufacturers navigate the dynamic global healthcare landscape Product launch strategy and execution support Applied health economic analysis, health outcomes research, & epidemiology studies Market research Reimbursement strategy and health policy analysis Payer strategy, value demonstrate tools, and marketing campaigns Training, field reimbursement, and provider support programs Privileged to partner with 18 of the top 20 global pharmaceutical companies for 3 years or more 600+ Brands, 300+ Clients 200+ Product Indications 20+ Tumor Types, 60+ Oncology Products 100+ Orphan Brand Indications Delivering Growth Xcenda

Delivering Growth Expertise across Pharmaceutical Life Cycle 46

Delivering Growth Unsurpassed Global Reach 47 UNSURPASSED SPECIALTY LOGISTICS NETWORK North American Distribution Centers (29 Total) Investigational Drug Storage Depot (13 Total) Office Locations (150+ Total)

Delivering Growth Trusted Partnerships 48 Absolute dependability Long track record for service and product leadership Right product, right time, right cost Partner for business growth Improved inventory management and practice performance Established partnerships with stakeholders across the industry Value Delivered to Providers Single-source partner for services throughout the product life cycle—from clinical trial logistics to reimbursement strategy to patient adherence programs Integrated approach to manufacturer relationship creates opportunities for faster deployment and improved performance Unmatched reach and depth of provider and payer relationships Value Delivered to Manufacturers

AmerisourceBergen. Where knowledge, reach and partnership shape healthcare delivery.

Senior Vice President and President, Global Sourcing and Manufacturer Relationships

51 Delivering Growth Manufacturer Solutions and Global Sourcing Improve market access and patient access 3 key trends related to global market access New Global Sourcing Strategy New, more integrated approach to manufacturers Unique area of strength for AmerisourceBergen Expand Manufacturer Solutions for Brand and Specialty Products New joint purchasing relationship with Walgreens and Alliance Boots Access to a new global platform Growth and development of the global generics market

Delivering Growth New Global Sourcing Strategy 52 Consultative approach to manufacturer relations focused on shared value Coordinated across unique breadth and depth of capabilities Focused on long-term global growth to support patient access to care

53 What is Market Access? Patient Access? Market Access – Access to markets is as significant a hurdle to product uptake as registration itself Patient Access – Quickly evolving as a preferred term and particularly appropriate for specialty care needs. Opportunity for “patient access” to serve as a guiding principle across all that we do.

54 Why Global Matters? The US is the key market for specialty products. Outside of the US, specialty products have had limited patient access. Greatest growth for specialty will be outside of the United States US payment models for specialty care will evolve Today Over next 10 years:

Why Are Global Markets Positioned to Grow in Specialty More Than the US? 55 Growth of middle class Expansion of private health insurance Emerging Markets – Especially Brazil and China as two of the four “BRIC” (Brazil, Russia, India, China) countries. Specialty will be a growth market even within mature economies like Europe Outside of the US, specialty is just emerging and there is an opportunity for specialty pharmacy type care models

3 key trends related to new focus on global market access 1 2 3

Delivering Growth New Opportunities for Partnership Global market access is creating opportunities for new types of relationships and partnerships Opportunity to share experience, technology and best practices related to specialty products and specialty pharmacy Opportunity to build efficient global platform Example: AmerisourceBergen, Walgreens and Alliance Boots 57 1

Delivering Growth Key Benefits of a Global Partnership 58 Global Supply Chain Efficiencies Informed and coordinated global launches Improved Market Access Patient support, education and specialty models Customer insights and innovation

2 Delivering Growth New Relationships to Drive Value “Thinking Global” also means thinking in new ways within local markets New types of partnerships focused on driving value Align on outcomes and drive for efficiency CMS Pilot Program are focused on new types of partnerships Example ACO models 59 Better care for individuals Better care for populations Lower growth in expenditures

Delivering Growth Example: New Relationships to Drive Value 60 ACO Hospitals and Physicians Community Pharmacy Specialty Care Home Care Skilled Nursing Care Payment models that will drive partnerships based on outcomes, efficiency and value. Opportunity for providers that can impact patient adherence to reduce readmissions, improve outcomes, lower costs. Data sharing to drive interventions.

3 Delivering Growth Expansion of Patient Focused Services 61 New Global Focus on Patient Focused Services Reimbursement Support Services Care coordination support (Discharge, Across Sites of Care) Patient Assistance Programs Adherence programs and Nurse care lines Patient education and engagement programs

Do Patient Focused Services Exist Outside of the United States? 62 Innomar – Largest patient services and specialty manufacturer provider in Canada Despite a national health care systems, navigating patient access is a key challenge in Canada Patient programs are fundamental to patient access for specialty products Our Experience in Canada Reimbursement/Prior Authorization Specialty nurse services including infusions and injections Patient education and adherence support programs Some patient assistance programs to address gaps in coverage Manufacturer patient access programs in Canada typically have higher utilization than US

Delivering Growth AmerisourceBergen has a Unique Breadth and Depth of Manufacturer Solutions Global sourcing and distribution Strategic consulting services Global specialty logistics Market leading specialty physician GPOs Patient support services Product awareness and marketing services 63

Growth and Development of the Global Generics Market

Global Generics Market 65 Transforming and Poised for Significant Growth INCREASING DEMAND ACROSS ENTIRE HEALTHCARE SPECTRUM New Generic Launches in 2014 Vidaza® Nexium® Cymbalta® Shortages remain but have not accelerated Opportunities with biosimilars on the horizon Tremendous value in an era of cost consciousness

Broad manufacturer economic needs How long on the market Role of the brand product Market share Contract changes Any supply issues 4 or less market participants Generic price have dropped very low (30% or less of brand price) Price increase primarily driven by market leader Generic Drug Prices and Changing Market Conditions 66 Conditions that create generic price appreciation Triggers for price increase are broad and are beyond product-related factors Record Level of Generic Price Appreciation in FY2013 GENERIC PRICE APPRECIATION MODELS ARE CLEARLY IN A PERIOD OF CHANGE AND THEREFORE DIFFICULT TO PREDICT

Generic Drug Price Increases are on a Relatively Few Number of Products However, Less than 20% of our top 250 generic SKUs had any price increase in Fiscal 2013 Vast majority either saw no increase or had a decline in price 67 Significant Number of Generic Price Increases in Last 6 Months LARGE PRICE INCREASES TYPICALLY DRIVEN BY SUPPLY OR MARKET ISSUE

Delivering Growth Value Proposition of Global Generics Purchasing Improved manufacturer access to global markets Single GPO negotiating on behalf of aggregated demand from Walgreens, Alliance Boots, and AmerisourceBergen Increased scale provides improved coordination, fewer orders, and smaller number of ship-to points in the US Opportunities for enhanced programs and services that drive supply chain efficiency and patient access to products 68

Delivering Growth Global Generics Sourcing Negotiations Underway Working collaboratively with generic manufacturing partners to provide “win-win” solutions and a platform for shared global growth Significant progress to support implementation: Demonstrating value through scale and volume On track to see benefit in late fiscal 2014 69

Delivering Growth Global Sourcing Summary Our new approach to manufacturers has been well received by both generic and brand manufacturers Consultative Focused on bringing new opportunities for shared value Positioned for growth Delighted by our progress working with Walgreens and Alliance Boots on generic sourcing but also moving forward with other opportunities with manufacturers Shared focus and alignment on global market access and patient access to care 70

71 Knowledge: Unsurpassed sourcing, distribution, commercialization and health policy expertise in brand, generic, specialty and OTC markets. Reach: Market leadership positions that drive supply chain efficiency and improve product access – from pharmacies to practices and patients. Partnership: An innovative philosophy driven by a commitment to help our partners capitalize on the dynamic changes in healthcare delivery. Delivering Growth

Senior Vice President and Chief Financial Officer

Delivering Growth 73 Financial Model Focus on the right markets Choose the best partners Grow Core Revenues Capitalize on benefits of scale Exercise expense discipline Drive operating leverage Increase Operating Earnings Manage working capital Drive ROIC Generate Cash Flow Invest in key internal projects Pursue prudent acquisitions Return excess cash through buybacks Grow dividend with earnings Deploy Capital

Delivering Growth Historical Financial Results Adjusted Operating Income / Diluted EPS Presented on a consistent basis with 10/31/13 Fiscal Year 2014 Guidance and excludes: anti-trust settlements LIFO special charges deal intangible amortization Warrant impact Continuing Operations Excludes businesses sold during Fiscal Year 2013 (Drug Canada and AndersonBrecon) 74

Delivering Growth Revenues 75 5% CAGR Billions

Delivering Growth Adjusted EBIT 76 Millions 9% CAGR

Delivering Growth Adjusted Diluted EPS 77 17% CAGR $1.48 $1.74 $2.21 $2.67 $3.08 $3.21 2008 2009 2010 2011 2012 2013

Delivering Growth Cash Generation 78 Billions Working Capital Impact

Delivering Growth Excess Cash Returned to Shareholders 79 Billions

Delivering Growth 5 Year Total Shareholder Return 80 *Peer Group includes MCK, CAH, HSIC, OCR, PDCO, OMI TSR includes equity and dividend returns over the five year period and assumes dividends accumulated are reinvested in additional shares of the respective equity.

Delivering Growth Fiscal Year 2014 Targets 81 Adjusted Diluted EPS in the range of $3.60 to $3.73, up 12% to 16% Growth in 28% to 31% range Revenue Dollar growth in the 12% to 16% range, margin decline in the high teens Operating Income In the range of $500 to $700M including CapEx in $300M range Free Cash Flow Approximately $500M, second half Share Repurchases

Delivering Growth Diverse Mix of Revenues 82 Alternate Site Manufacturer Services Specialty Health Systems Retail *Estimated FY2014 Revenues *

Delivering Growth Fiscal Year 2014 Adjusted EBIT Expectation 83 12% to 16%

Onboarding lower margin Walgreens business Significant EBIT dollar growth Delivering Growth Fiscal Year 2014 Targets 84 Business Unit % of Revenue Revenue Growth Operating Margin Range ABDC 81% - 82% 35% - 37% 1.03% - 1.10% Oncology Supply flat Lower margin businesses growing faster ABSG 16% - 17% 7% - 10% 1.55% - 1.65% World Courier and Consulting businesses growing with market Distribution aspect of Theracom growing faster than consulting Other 2% 7% - 10% 4% - 6% Total 100% 28% - 31% 1.28% – 1.31% Note: Revenue figures are before intra-segment eliminations. Corporate charges are fully allocated.

Delivering Growth Fiscal Year 2014 Dynamics 85 Impact of on-boarding Walgreens: Inefficient OPEX due to ramp Working capital impact – Oct. brand payables Complete the Hedge Sequester headwind in oncology First Half New GRx launches expected Walgreens GRx ramp Procurement JV contribution later in year Op margin improves Cash flow significantly improves Share repurchases Second Half TRAJECTORY IMPROVES HEADING INTO FISCAL YEAR 2015

Delivering Growth Looking Ahead Better organic growth Improving generic opportunities Increasing operational efficiency Significant EBIT expansion Disciplined capital deployment 86

Question & Answer 87

88 Knowledge: Unsurpassed sourcing, distribution, commercialization and health policy expertise in brand, generic, specialty and OTC markets. Reach: Market leadership positions that drive supply chain efficiency and improve product access – from pharmacies to practices and patients. Partnership: An innovative partnership philosophy driven by a commitment to help you capitalize on the dynamic changes in healthcare delivery. Delivering Growth

Appendix GAAP to Adjusted Operating Earnings and Earnings Per Share Reconciliations 89

 Adjusted Operating Income Fiscal Years Ended September 30, 2008 through September 30, 2013 ($ millions) 90 GAAP Operating Income $ 898 $ 1,304 $ 1,190 $ 1,087 $ 876 $ 791 Anti-Trust Litigation (23) (15) (2) (21) - (3) Warrants 90 - - - - - Deal Amortization 24 18 10 10 10 10 LIFO 277 1 35 30 15 21 Special Charges 24 44 23 (4) 4 12 Adjusted Operating Income $ 1,290 $ 1,352 $ 1,256 $ 1,102 $ 905 $ 831 FY 2008 FY 2013 FY 2012 FY 2011 FY 2010 FY 2009

 Adjusted Diluted EPS from Continuing Operations Fiscal Years Ended September 30, 2008 through September 30, 2013 91 EPS from Continuing Operations $ 2.10 $ 2.96 $ 2.51 $ 2.18 $ 1.68 $ 1.40 Anti-Trust Litigation (0.06) (0.04) - (0.04) - (0.01) Warrants 0.32 - - - - - Deal Amortization 0.06 0.04 0.02 0.02 0.02 0.02 LIFO 0.72 - 0.08 0.06 0.03 0.04 Special Charges 0.06 0.11 0.06 (0.01) 0.01 0.02 Special Charges Rounding 0.01 0.01 - - - 0.01 Adjusted EPS from Continuing Operations $ 3.21 $ 3.08 $ 2.67 $ 2.21 $ 1.74 $ 1.48 FY 2008 FY 2013 FY 2012 FY 2011 FY 2010 FY 2009